Exhibit 10.1(a)

Confidential Treatment Requested by Puma Biotechnology, Inc.

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of May 8, 2018, among SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”), as administrative and collateral agent (in such capacities, “Administrative Agent” and “Collateral Agent”, respectively), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including SVB in its capacity as a Lender and OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”) (each a “Lender” and collectively, the “Lenders”), and PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”).

Recitals

A.Collateral Agent, Administrative Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of October 31, 2017 (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent, Administrative Agent, and Lenders (i) extend additional credit to Borrower and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent, Administrative Agent and Lenders have agreed to extend additional credit to Borrower and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2 (Term Loans).  Section 2.2(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a)Availability.

Subject to the terms and conditions of this Agreement, on the Effective Date, the Lenders, severally and not jointly, made term loans to Borrower in an aggregate amount of Fifty Million Dollars ($50,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the First Amendment Effective Date) (such term loans are hereinafter referred to singly as an “Original Term A Loan”, and collectively as the “Original Term A Loans”).

(i)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the First Amendment Effective Date, to make term loans to Borrower as follows:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1)SVB shall make a term loan to Borrower in an amount equal to Sixty-Four Million Five Hundred Sixteen Thousand One Hundred Twenty-Nine Dollars ($64,516,129.00) (the “SVB Term A Loan”) the proceeds of which shall, in part, refinance the Original Term A Loan by SVB.

2)The Notes issued by Borrower evidencing the Original Term A Loans made by Oxford on the Effective Date in the amounts of (x) Sixteen Million Five Hundred Thousand Dollars ($16,500,000.00) and (y) Thirteen Million Five Hundred Thousand Dollars ($13,500,000.00) shall be replaced with amended and restated notes in the same amounts (collectively, the “Oxford Original Term A Loans”).

3)Oxford shall make a term loan to Borrower in an amount equal to Thirty Million Four Hundred Eighty-Three Thousand Eight Hundred Seventy-One Dollars ($30,483,871.00) (the “Oxford New Term A Loan” and together with the Oxford Original Term A Loans, collectively the “Oxford Term A Loans”, and together with the SVB Term A Loan, each, a “Term A Loan” and collectively, the “Term A Loans”).  After repayment, no Term A Loan may be re‑borrowed.

(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Draw Period, to make term loans to Borrower in an aggregate amount equal to Thirty Million Dollars ($30,000,000.00) and disbursed in a single advance according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Term A Loan or Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term B Loan may be re‑borrowed.”

2.2Section 2.2 (Term Loans).  Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)Repayment.  Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date.  Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof.  Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to thirty-five (35) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date.  Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.3Section 2.4 (Secured Promissory Notes).  Section 2.5 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.4Secured Promissory Notes.  The Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit D hereto (other than the two (2) Original Term A Loans made by Oxford which shall be evidenced by Amended and Restated Secured Promissory Notes in the form attached as Exhibit E hereto) (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement.  Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such Term Loan or (as the case may be) the receipt of such payment.  Absent manifest error, the outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due.  Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.”

2.4Section 2.5 (Fees).  Section 2.5 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“2.5	Fees. Borrower shall pay to Collateral Agent:

(a)First Amendment Facility Fee.  A fully earned, non-refundable facility fee of Four Hundred Twelve Thousand Five Hundred Dollars ($412,500.00) to be shared between the Lenders pursuant to their respective Commitment Percentages payable on the First Amendment Effective Date (the “First Amendment Facility Fee”);

(b)Final Payment.

(i)The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(ii)A fully-earned, non-refundable final payment, due on the First Amendment Effective Date in connection with the Original Term A Loans, in the aggregate amount of Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000.000) (the “First Amendment Final Payment”), payable to the Lenders in accordance with their respective Pro Rata Shares (as determined immediately prior to the First Amendment Effective Date). For the sake of clarity, the First Amendment Final Payment shall not reduce the Final Payment otherwise due in connection with Section 2.5(b)(i) hereof.

(c)Non-Utilization Fee.  The Non-Utilization Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(d)Prepayment Fee.  The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. For the sake of clarity, the Funding Date of each Term A Loan, which Term A Loans are in the original aggregate principal amount of ($125,000,000), is the First Amendment Effective Date; and

(e)Lenders’ Expenses.  All Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due.”

2.5Section 6.6 (Operating Accounts).  Section 6.6(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a)Maintain all of Borrower’s and its domestic U.S. Subsidiaries’ cash and Cash Equivalents, other than cash and Cash Equivalents held in existing accounts held at Wells Fargo (which are subject to a Control Agreement in favor of Collateral Agent and the Lenders), with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent and the Lenders.”

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.6Section 6.10 (Minimum Revenue).  Section 6.10 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.10Minimum Revenue.  Borrower shall achieve revenue (determined in accordance with GAAP), measured as of the last day of each fiscal quarter on a trailing three (3) month basis (i) greater than or equal to seventy percent (70%) of the revenue target (as set forth in the Annual Projections delivered to Administrative Agent and the Lenders pursuant to Section 3.1(g) hereof on March 14, 2018) for the 2018 fiscal year, and (ii) greater than or equal to fifty percent (50%) of the revenue target (as set forth in Borrower’s 2019 fiscal year projections delivered to Administrative Agent and the Lenders in accordance with Section 6.2(a)(iii) hereof by no later than January 30, 2019) for the 2019 fiscal year. New minimum revenue levels for each subsequent fiscal year shall be set by the mutual agreement of Borrower, Administrative Agent and the Lenders based on the projections delivered by Borrower to Administrative Agent and the Lenders pursuant to Section 6.2(a)(iii) hereof and pursuant to an amendment to this Agreement which Borrower hereby agrees to execute no later than February 28th of each year.  Such revenue projections shall be acceptable to Administrative Agent and the Lenders in their sole but reasonable discretion and in any case shall show year over year revenue growth (at a rate to be reasonably agreed) and it shall be an immediate Event of Default if Borrower, Administrative Agent and the Lenders (in each case acting reasonably) fail to enter into the aforementioned amendment on or prior to February 28th of each year.”

2.7Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is July 1, 2020.

“Basic Rate” is, with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight and one-quarter percent (8.25%) and (ii) the sum of (a) the Prime Rate, as reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (b) three and one-half percent (3.50%). Notwithstanding the foregoing, the Basic Rate for the Term Loans for the period from the First Amendment Effective Date through and including May 31, 2018 shall be eight and one-quarter percent (8.25%).

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition; (b) commercial paper maturing no more than two (2) years after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and (c) certificates of deposit maturing no more than two (2) years after issue provided that the account in which any such certificate of deposit is maintained is subject to a Control Agreement in favor of Collateral Agent.  For the avoidance of doubt, the direct purchase by Borrower or any of its Subsidiaries of any Auction Rate Securities, or purchasing participations in, or entering into any type of swap or other derivative transaction, or otherwise holding or engaging in any ownership interest in any type of Auction Rate Security by Borrower or any of its Subsidiaries shall be conclusively determined by the Lenders as an ineligible Cash Equivalent, and any such transaction shall expressly violate each other provision of this Agreement governing Permitted Investments.  Notwithstanding the foregoing, Cash Equivalents does not include and Borrower, and each of its Subsidiaries, are prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long‑term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an auction rate security (each, an “Auction Rate Security”).

“Draw Period” is the period commencing on the date of the occurrence of the Revenue Milestone Date (but in no event earlier than September 30, 2018) and ending on the earlier of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) December 31, 2018 and (ii) the occurrence of an Event of Default; provided, however, that the Draw Period shall not commence if on the date of the occurrence of the Revenue Milestone Date an Event of Default has occurred and is continuing.

“First Amendment Effective Date” is May 8, 2018.

“Maturity Date” is, for each Term Loan, May 1, 2023.

“Non-Utilization Fee” is an additional, nonrefundable one-time fee payable to the Lenders, which will be fully earned if the Draw Period commences, in an amount equal to (i) two percent (2.00%) multiplied by (ii) Thirty Million Dollars ($30,000,000.00); provided that the Non-Utilization Fee shall be paid, if at all, on the earlier of January 1, 2019 or prior repayment in connection with Sections 2.2(c) or (d).  For the avoidance of doubt, if the Revenue Milestone Date does not occur, then the Non-Utilization Fee shall not be due and payable.

“Original Term A Loan(s)” is defined in Section 2.2(a)(i) hereof.

“Oxford Original Term A Loan(s)” is defined in Section 2.2(a)(ii) hereof.

“Oxford New Term A Loan” is defined in Section 2.2(a)(ii) hereof.

“Oxford Term A Loan(s)” is defined in Section 2.2(a)(ii) hereof.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on July 1, 2018.

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

i.for a prepayment made on or after the Funding Date of such Term Loan through and including the first anniversary of the Funding Date of such Term Loan, three percent (3.00%) of the principal amount of such Term Loan prepaid; and

ii.for a prepayment made after the first anniversary of the Funding Date of such Term Loan through and including the second anniversary of the Funding Date of such Term Loan, two percent (2.00%) of the principal amount of such Term Loan prepaid; and

iii.for a prepayment made after the second anniversary of the Funding Date of such Term Loan and prior to the Maturity Date, one percent (1.00%) of the principal amount of such Term Loan prepaid.

“Revenue Milestone Date” means the date on which Borrower provides evidence, in form and content reasonably acceptable to Administrative Agent and the Lenders, that Borrower has achieved commercial revenue (determined in accordance with GAAP), on a trailing three (3) month basis of not less than [***] Dollars ($[***]); provided that if such sufficient evidence is provided prior to September 30, 2018, the Revenue Milestone Date shall be determined to be September 30, 2018.

“SVB Term A Loan” is defined in Section 2.2(a)(ii) hereof.

“Term Loan(s)” is defined in Section 2.2(a)(iii) hereof.

“Term A Loan(s)” is defined in Section 2.2(a)(ii) hereof.

“Term B Loan(s)” is defined in Section 2.2(a)(iii) hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.8Section 13.1 (Definitions).  The defined term “Second Draw Period” and its definition hereby are deleted in their entirety from Section 13.1 of the Loan Agreement:

2.9Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

2.10Exhibit B-1 of the Loan Agreement hereby is replaced in its entirety with Exhibit B-1 attached hereto.

2.11Exhibit C of the Loan Agreement hereby is replaced in its entirety with Exhibit C attached hereto.

2.12Annex I of the Loan Agreement hereby is deleted in its entirety.

2.13Exhibit D of the Loan Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

2.14Exhibit E hereby is added to the Loan Agreement in the form attached hereto.

2.15The original Secured Promissory Note dated as of October 31, 2017 issued by Borrower in favor of SVB hereby are cancelled, null and void and of no further force and effect. The two (2) original Secured Promissory Notes in respect of the two (2) Original Term A Loans by Oxford dated as of  October 31, 2017 issued by Borrower in favor of Oxford hereby are amended and restated in the form attached as Exhibit E to the Loan Agreement, as amended by this Amendment, and such original Secured Promissory Notes that have been amended and restated are hereby cancelled, null and void and of no further force and effect.  Administrative Agent and Collateral Agent hereby acknowledge and agree on behalf of the Lenders that no Prepayment Fee shall be due and payable by Borrower in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the refinancing of the Original Term A Loans.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent, Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent, Administrative Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent, Administrative Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.3The organizational documents of Borrower delivered to Collateral Agent, Administrative Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, (in each case, except as already have been obtained and are in full force and effect); and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent, Administrative Agent and Lenders of the following:

(a)this Amendment by each party hereto;

(b)the Corporate Borrowing Certificate attached hereto;

(c)the Disbursement Letter attached hereto;

(d)two (2) Amended and Restated Secured Promissory Notes in favor of Oxford and each attached hereto;

(e)a new Secured Promissory Note in favor of Oxford and attached hereto;

(f)a new Secured Promissory Note in favor of SVB and attached hereto;

(g)a Loan Payment/Advance Request form;

(h)a legal opinion of counsel to Borrower;

(i)Borrower’s payment of the First Amendment Facility Fee;

(j)Borrower’s payment of the First Amendment Final Payment; and

(k)Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:PUMA BIOTECHNOLOGY, INC.By /s/ Charles R. EylerName: Charles R. EylerTitle: SVP Finance & Admin/TreasurerADMINISTRATIVE AGENT, COLLATERAL AGENT AND LENDER:SILICON VALLEY BANKBy /s/ Anthony FloresName: Anthony FloresTitle: Managing DirectorLENDER:OXFORD FINANCE LLCBy /s/ Colette H. FeatherlyName: Colette H. FeatherlyTitle: Senior Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
SILICON VALLEY BANK	$64,516,129.00	51.6129032%
OXFORD FINANCE LLC	$60,483,871.00	48.3870968%
TOTAL	$125,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
SILICON VALLEY BANK	$15,483,871.00	51.6129032%
OXFORD FINANCE LLC	$14,516,129.00	48.3870968%
TOTAL	$30,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
SILICON VALLEY BANK	$80,000,000.00	51.6129032%
OXFORD FINANCE LLC	$75,000,000.00	48.3870968%
TOTAL	$155,000,000.00	100.00%

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-1

Disbursement Letter

[see attached]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

Compliance Certificate

TO:	SILICON VALLEY BANK, as Collateral Agent and Lender OXFORD FINANCE LLC, as Lender
TO:	SILICON VALLEY BANK, as Administrative Agent, Collateral Agent and Lender OXFORD FINANCE LLC, as Lender
FROM:	PUMA BIOTECHNOLOGY, INC.

The undersigned authorized officer (“Officer”) of PUMA BIOTECHNOLOGY, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Administrative Agent, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a)Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b)There are no Events of Default, except as noted below;

(c)Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d)Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e)No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Administrative Agent, Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s).  The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within 45 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 90 days after FYE or within 5 days of filing		Yes	No	N/A

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 30 days of FYE), and when revised		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Quarterly within 45 days		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

	Covenant	Requirement	Actual	Compliance
1)	Minimum Revenues (trailing three months)	At least (i) 70% of projections for fiscal year 2018; (ii) 50% of projections for fiscal year 2019	__%	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Five Hundred Thousand Dollars ($500,000.00)?	Yes	No

4)

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.”  Attach separate sheet if additional space needed.)

PUMA BIOTECHNOLOGY, INC.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status:YesNo

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CORPORATE BORROWING CERTIFICATE

Borrower:	PUMA BIOTECHNOLOGY, INC.	Date: May 8, 2018
Lenders:	SILICON VALLEY BANK, as Administrative Agent, Collateral Agent and Lender
OXFORD FINANCE LLC, as Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Articles/Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

          [print title]

of the date set forth above.

By:
Name:
Title:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

Form of Secured Promissory Note

SECURED PROMISSORY NOTE
(Term A Loan)

$64,516,129.00Dated:  May 8, 2018

FOR VALUE RECEIVED, the undersigned, PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”) HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”) the principal amount of SIXTY-FOUR MILLION FIVE HUNDRED SIXTEEN THOUSAND ONE HUNDRED TWENTY-NINE DOLLARS ($64,516,129.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated October 31, 2017 by and among Borrower, Lender, Oxford Finance LLC, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of May 8, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PUMA BIOTECHNOLOGY, INC.

By
Name:
Title:

Silicon Valley Bank
Secured Promissory Note
Term A Loan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECURED PROMISSORY NOTE
(Term A Loan)

$16,000,000.00Dated:  May 8, 2018

FOR VALUE RECEIVED, the undersigned, PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of SIXTEEN MILLION DOLLARS ($16,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated October 31, 2017 by and among Borrower, Lender, Oxford Finance LLC, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of May 8, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PUMA BIOTECHNOLOGY, INC.

By
Name:
Title:

Oxford Finance LLC
Secured Promissory Note No. 3
Term A Loan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECURED PROMISSORY NOTE
(Term A Loan)

$ 14,483,871.00Dated:  May 8, 2018

FOR VALUE RECEIVED, the undersigned, PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOURTEEN MILLION FOUR HUNDRED EIGHTY-THREE THOUSAND EIGHT HUNDRED SEVENTY-ONE DOLLARS ($14,483,871.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated October 31, 2017 by and among Borrower, Lender, Oxford Finance LLC, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of May 8, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PUMA BIOTECHNOLOGY, INC.

By
Name:
Title:

Oxford Finance LLC
Secured Promissory Note No. 4
Term A Loan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

Form of Amended and Restated Secured Promissory Note

AMENDED AND RESTATED SECURED PROMISSORY NOTE – TERM A LOAN
(Original Term A Loan – original face amount of $16,500,000.00)

$16,500,000.00Dated:  May 8, 2018

FOR VALUE RECEIVED, the undersigned, PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of SIXTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($16,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 31, 2017 by and among Borrower, Lender, Oxford Finance LLC, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of May 8, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated October 31, 2017, in the original principal amount of SIXTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($16,500,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term A Loan, interest on the Oxford Original Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PUMA BIOTECHNOLOGY, INC.

By
Name:
Title:

Oxford Finance LLC
Amended and Restated Secured Promissory Note No. 1
Term A Loan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED SECURED PROMISSORY NOTE – TERM A LOAN
(Original Term A Loan – original face amount of $13,500,000.00)

$13,500,000.00Dated:  May 8, 2018

FOR VALUE RECEIVED, the undersigned, PUMA BIOTECHNOLOGY, INC., a Delaware corporation with offices located at 10880 Wilshire Blvd., Ste. 2150, Los Angeles, CA 90024 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of THIRTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($13,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 31, 2017 by and among Borrower, Lender, Oxford Finance LLC, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of May 8, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated October 31, 2017, in the original principal amount of THIRTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($13,500,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term A Loan, interest on the Oxford Original Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

PUMA BIOTECHNOLOGY, INC.

By
Name:
Title:

Oxford Finance LLC
Amended and Restated Secured Promissory Note No. 2
Term A Loan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.